UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007
SkillSoft Public Limited Company
(Exact Name of Company as Specified in Charter)

Republic of Ireland (State or Other Juris- diction of Incorporation	0-25674 (Commission File Number)	None (IRS Employer Identification No.)

107 Northeastern Boulevard Nashua, New Hampshire (Address of Principal Executive Offices)	03062 (Zip Code)
Company’s telephone number, including area code: (603) 324-3000
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-23.1 - Consent of PricewaterhouseCoopers LLP
EX-99.2 - Audited Combined Financial Statements of NETg
EX-99.3 - Unaudited pro forma condensed consolidated financial statements of Skillsoft PLC

Explanatory Note
On May 14, 2007, SkillSoft Public Limited Company (the “Company”) and SkillSoft Corporation completed their acquisition of Thomson Learning’s NETg business (“NETg”) from Thomson Learning, Inc. (“Thomson Learning”), Thomson Global Resources, Thomson France SARL, Thomson Holdings GmbH, The Thomson Corporation (Australia) Pty Ltd, and Thomson Information & Solutions Limited, pursuant to a Stock and Asset Purchase Agreement dated October 25, 2006. The completion of that transaction was reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2007. This Amendment No. 1 is being filed to provide the historical combined financial statements of NETg, the business acquired, required by Item 9.01(a) and the unaudited pro forma financial information for the Company required by Item 9.01(b), which financial statements and information were not included in the original filing.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
Attached hereto as Exhibit 99.1 are the audited combined financial statements of NETg as of and for the years ended December 31, 2006, December 31, 2005 and December 31, 2004.
     (b) Pro Forma Financial Information
Attached hereto as Exhibit 99.2 is pro forma condensed consolidated financial information for the Company as of and for the year ended January 31, 2007
     (c) Exhibits

Exhibit Number	Description
2.1	Stock and Asset Purchase Agreement dated as of October 25, 2006, by and among SkillSoft Public Limited Company, SkillSoft Corporation, Thompson Learning Inc., Thomson Global Resources, T.N.H. France SARL, T.N.H. Holdings GmbH, The Thomson Corporation (Australia) Pty Ltd., and Thomson Information & Solutions Limited.*

2.2	Side Letter to Purchase Agreement, dated as of May 14, 2007, by and among SkillSoft Public Limited Company, SkillSoft Corporation and The Thomson Corporation Delaware Limited.*

10.1	Credit Agreement, dated May 14, 2007, among the Company, SkillSoft Corporation, as borrower, Credit Suisse, as administrative agent and collateral agent, Credit Suisse Securities (USA) LLC, as sole bookrunner and sole lead arranger, Keybank National Association, as syndication agent, Silicon Valley Bank, as documentation agent, and the lenders party thereto.*

10.2	Guarantee and Collateral Agreement, dated May 14, 2007, among the Company and the subsidiary guarantors party thereto.*

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press release dated May 14, 2007*

99.2	Audited combined financial statements of NETg and its subsidiary as of and for the years ended December 31, 2006, December 31, 2005, December 31, 2004 and Report of Independent Auditors therein.

99.3	Unaudited pro forma condensed consolidated financial statements of SkillSoft Public Limited Company as of and for the year ended January 31, 2007.

*	Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkillSoft Public Limited Company
Date: July 27, 2007	By:	/s/ Charles E. Moran
Charles E. Moran
President and Chief Executive Officer